UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amended Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed to amend the Current Report on Form 8-K filed by DCP Midstream Partners, LP (the “Partnership”) on April 5, 2012 (the “Initial Form 8-K”), announcing the completion of the transaction entered into between the Partnership, DCP Midstream, LLC (“Midstream”) and DCP LP Holdings, LLC, whereby Midstream contributed to the Partnership the remaining 66.67% interest in Southeast Texas not already owned by the Partnership, commodity derivative instruments related to the Southeast Texas storage business (collectively, the “Southeast Texas Midstream Business”) and fixed price commodity derivatives for a three-year period for aggregate consideration of $240.0 million (the “Transaction”). In connection with the Transaction, the Partnership is hereby amending Item 9.01 of the Initial Form 8-K solely to file (i) as Exhibit 99.2 to this Form 8-K/A, audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009 and (ii) as Exhibit 99.3 to this Form 8-K/A, unaudited pro forma condensed consolidated financial statements of the Partnership as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Partnership as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009, are attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 2.1*	First Amendment to Contribution Agreement, dated March 30, 2012, among DCP LP Holdings, LLC, DCP Midstream, LLC and DCP Midstream Partners, LP.

Exhibit 10.1*	Fourteenth Amendment to the Omnibus Agreement, dated March 30, 2012, among DCP Midstream, LLC, DCP Midstream GP, LLC, DCP Midstream GP, LP, DCP Midstream Partners, LP and DCP Midstream Operating, LP.

Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

Exhibit 99.1*	Press Release dated April 4, 2012.

Exhibit 99.2	Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: May 31, 2012	By:	/s/ Rose M. Robeson
	Name:	Rose M. Robeson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*	First Amendment to Contribution Agreement, dated March 30, 2012, among DCP LP Holdings, LLC, DCP Midstream, LLC, and DCP Midstream Partners, LP.

Exhibit 10.1*	Fourteenth Amendment to the Omnibus Agreement, dated March 30, 2012, among DCP Midstream, LLC, DCP Midstream GP, LLC, DCP Midstream GP, LP, DCP Midstream Partners, LP, and DCP Midstream Operating, LP.

Exhibit 23.1	Consent of Deloitte & Touche LLP on the Southeast Texas Midstream Business Combined Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

Exhibit 99.1*	Press Release dated April 4, 2012.

Exhibit 99.2	Audited combined financial statements of the Southeast Texas Midstream Business as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009.

Exhibit 99.3	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009.

*	Previously filed.

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